UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 27, 2024

SUMMIT NETWORKS INC.

(Exact name of registrant as specified in its charter)

Nevada	333-199108	35-2511257
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3010-8888 Odlin Cresent, Richmond, BC Canada V6X 3Z8

(Address of principal executive offices)

+ 1-604-232-3968

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 31, 2024 Summit Networks, Inc. (the “Company”) acquired 1103001 B.C. Ltd., dba St. Mega Enterprises, Inc., and St. Mega Enterprises, Inc. has a December 31 year end.  On September 27, 2024 the Board of Directors determined that a fiscal year ending on December 31 would better coordinate the preparation and maintenance of its financial statements if the Company’s year end was consistent with that of its subsidiary. As a result of that determination, the Board voted on that date to change its fiscal year end from the last day of September to December 31.

Following this change, the date of the next fiscal year end will be December 31, 2024. Consequently, the Company will file an annual report on Form 10-K for the twelve months ended September 30, 2024 and it will file a ;transition report on Form 10-K for the period from October 1, 2024 to December 31, 2024, subject to the advice of the Company’s auditors.

Forward-Looking Statements

Certain statements contained herein, are not based on historical fact and are “forward-looking statements” within the meaning of applicable securities laws. Generally, these statements can be identified by the use of words such as “believes,” “estimates,” “expects,” “plans,” “may,” “will,” “should,” “could,” “would” and similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include all matters that are not historical facts. By their nature, forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from the Company’s forward-looking statements. These risks and uncertainties include, but are not limited to: local, regional, national and international economic conditions; consumer confidence and spending patterns; which are subject to fluctuation and could increase or decrease more than the Company expects; weather, acts of God and other disasters; the seasonality of the Company’s business; inflation or deflation; increases in unemployment rates and taxes; increases in labor and health insurance costs; competition and changes in consumer tastes and the level of acceptance of the Company’s products (including consumer acceptance of prices); demographic trends; the cost of advertising and media; government actions and policies; and the future cost and availability of credit. The Company assumes no obligation to update any forward-looking statement, except as may be required by law. These forward-looking statements speak only as of the date of this release. All forward-looking statements are qualified in their entirety by this cautionary statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Summit Networks Inc.

Date: September 30, 2024	By:	/s/Xian Nan Zheng
Xian Nan Zheng
Secretary/Director

-2-